Preclinical and Clinical Studies of Mesenchymal Progenitor Cell Treatment for Knee Osteoarthritis

William (Wei) Cao, PhD, BM

CEO
Cellular Biomedicine Group Inc.
(Nasdaq: CBMG)

December 5, 2014
World Stem Cell Summit / RegMed Capital Conference
San Antonio, Texas

Safe Harbor

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

Introduction

Pre-clinical experiment

Clinical trial (phase I/IIa)

OA Prevalence

- **Osteoarthritis (OA) is one of the most common and widespread types of arthritis among adults characterizing abnormal remodeling of joint tissues, including:**
  - Destruction of articular cartilage;
  - Thickening of subchondral bone;
  - Inflammation of synovium;
  - Degeneration of ligaments;
  - Hypertrophy of the joint capsule.
- **In China, the prevalence of OA increased dramatically:**
  - 50% in the age > ***60*** years;
  - Up to 120 million.

Silman AJ, Hochberg MC. Epidemiology of the rheumatic disease. Oxford Univ Press. 1993:257.
李宁华,《中老年人群骨关节炎的流行病学特征》 Chinese Journal of Clinical Rehabilitation. October 14, 2005 Vol. 9.
李儒军,《骨关节炎流行病学的研究进展》Chines Journal for Clinicians. 2010, 38(7).

Technology - haMPCs

- **Human adipose-derived cultured mesenchymal progenitor cells (haMPC) have the following advantages:**
  - Sourced from adults, fewer ethical concerns than stem cells sourced from newborns;
  - Abundant;
  - Minimally invasive procedure;
  - Yield is much higher than that of other tissues.
- **haMPC can secrete a number of soluble mediators:**
  - Stimulate the proliferation of endogenous progenitor cells;
  - Regulate secretion of growth factors/cytokines;
  - Regulate immune and inflammatory response.
- **haMPC can differentiate into cartilage, bone and adipose tissues**
- **ReJoin™ therapy is haMPC specially cultured and formulated for KOA treatment with CBMG's proprietary technologies.**

Markers of haMPC



99.6%
CD 90
99.7%
CD 73
99.5%
CD 29
99.8%
CD 49d
0.3%
Actin
0.5%
CD 14
2.0%
CD 34
0.1%
CD 45
0.1%
HLA-DR

Differentiation of haMPC


Chondrogenesis
Osteogenesis
Adipogenesis
Control
Induced

- Introduction
- **Pre-clinical experiment**
- Clinical trial (phase I/IIa)

Study Design

- **20 New Zealand White rabbits (mean age: 6 months; mean weight: 2.5kg) were subject to:**
  - Anterior Cruciate Ligament Transection (ACLT);
  - Lateral meniscectomy.
- **2 treatment groups:**


HA
0.3 ml
HA + HA + HA
MPCs
2.5 X 10^6
MPCs + MPCs + MPCs
Surgery
1st injection
2nd injection
3rd injection
Termination
0 wk
6 wks
9 wks
12 wks
19 wks

Sera Level of TNF-α and IL-1β


TNF-α level
TNF-α level (ng/L)
150
100
50
0
*
0W
9W
12W
16W
Normal
HA
MPC
IL-1β level
IL-1β level (ng/L)
500
400
300
200
100
0
**
**
0W
9W
12W
16W
Normal
HA
MPC

Morphology and Histological Staining


Normal
HA
MPC
Morphology
HE
Safranin + Fast green

Macroscopic Evaluation

International Cartilage Repair Society (ICRS) score

Categories	Score
Degree of defect repair	
In level with surrounding cartilage	4
75% repair of defect depth	3
50% repair of defect depth	2
25% repair of defect depth	1
0% repair of defect depth	0
Integration to border zone	
Complete integration with surrounding cartilage	4
Demarcating border <1 mm	3
3/4 of graft integrated, 1/4 with a notable border >1 mm width	2
1/2 of graft integrated with surrounding cartilage, 1/2 with a notable border >1 mm	1
From no contact to 1/4 of graft integrated with surrounding cartilage	0
Macroscopic appearance	
Intact smooth surface	4
Fibrillated surface	3
Small, scattered fissures or cracs	2
Several, small or few but large fissures	1
Total degeneration of grafted area	0
Overall repair assessment	
Grade I: normal	12
Grade II: nearly normal	11–8
Grade III: abnormal	7–4
Grade IV: severely abnormal	3–1


Morphology Evaluation
15
10
5
0
*
Normal
HA
MPC

(Milano G, 2010)

Histological Assessment


Mankin's score
12
9
6
3
0
**
Normal
HA
MPC


Cartilage thickness
cartilage thickness(μm)
600
450
300
150
0
***
Normal
HA
MPC

Immunochemistry

Collagen II expression increased while MMP-13 expression decreased.


50 µm

Collagen II

MMP-13

Normal HA MPC

Summary of Preclinical Study

- **Human adipose-derived MPCs therapy is effective in rabbit OA model:**
  - Reduces
    - inflammatory factors;
    - Mankin's score;
    - MMP-13 expression.
  - Increases
    - ICRS score;
    - cartilage thickness;
    - Collagen II expression.

Mechanism of Actions

Possible mechanism of actions:

- Increase Collagen II expression;
- Inhibit TNF-α, IL-1β, MMP-13 expression;
- Engraft directly into joint cartilage (data not shown)



Mesenchymal Progenitor Cells
TNF-α
IL-β
MMP-13
Synovial inflammation
Articular cartilage
Subchondral bone

Introduction

Pre-clinical experiment

Clinical trial (phase I/IIa)

ReJoin™ Clinical Trial Phase I/IIa

CBMG


18 patients allocated to receive autologous haMPCs
6 received 1X10^7 cells (Low-dose)
6 received 2X10^7 cells (Mid-dose)
6 received 5X10^7 cells (High-dose)
2nd dose of 1X10^7 cells (3 weeks interval)
2nd dose of 2X10^7 cells (3 weeks interval)
2nd dose of 5X10^7 cells (3 weeks interval)
1 withdrew
6 with 6 months of follow-up
6 with 6 months of follow-up
5 with 6 months of follow-up

Therapeutic Procedures


Preoperative preparation
Liposuction
Isolation
Centrifugation
Culture and test
Cell product
Injection
Patient monitor

Reduction of Pain


NRS-11
NRS-11 SCORE
6
5
4
3
2
1
0
4.49
P<0.01
2.19
P<0.01
2.62
3.62
0
12 weeks
24 weeks
48 weeks
NRS-11
4.49
2.19
2.62
3.62

Normality test / Paired T-test

NRS-11: The Numerical Rating Scale (*NRS*) for self-report of pain intensity.

NRS-11 score decreased by 2.75 and 2.35 at 12 weeks and 24 weeks after cell therapy, respectively. And both are statistically significant compared with the baseline($P<0.01$). But at 48 weeks after therapy, NRS-11 score only decreased by 0.92 with no statistical difference from the baseline ($P>0.05$).

Improvement of Knee Disability


WOMAC
WOMAC SCORE
40
35
30
25
20
15
34.75
P<0.01
25.94
P<0.01
20.38
P<0.01
22.77
0
12 weeks
24 weeks
48 weeks

	0	12 weeks	24 weeks	48 weeks
WOMAC	34.75	25.94	20.38	22.77

Normality test / Paired T-test

WOMAC: Evaluation the condition of patients with osteoarthritis of the knee and hip.

WOMAC score decreased by 8.81, 14.37 and 9.92 at 12 weeks, 24 weeks and 48 weeks after cell therapy, respectively. And they are all statistically significant compared with the baseline ($P<0.01$).

Bone Marrow Edema and Cartilage Volume



Case 1: 007, WYXU
Thickness of Cartilage
Thickness of Cartilage
Case 2: 013, WYXU
Thickness of Cartilage
Thickness of Cartilage
baseline
48 weeks after therapy
baseline
48 weeks after therapy
Case 3: 011, DYFA
Marrow Edema
Marrow Edema
Marrow Edema
Marrow Edema
Baseline
12 weeks after therapy
24 weeks after therapy
48 weeks after therapy

Reduction of bone marrow edema and increase of articular cartilage volume

Knee Cartilage Volume


Change of Left Knee Cartilage
400
300
200
100
0
-100
-200
-300
ΔCartilage Volume(mm3)
P=0.002
12w
24w
48w
n=13
Time after Cell Therapy


Change of Right Knee Cartilage
400
300
200
100
0
-100
-200
-300
ΔCartilage Volume(mm3)
P=0.002
12w
24w
48w
n=13
Time after Cell Therapy

Knee Cartilage Scanner: 3.0 T MRI (GE Medical System, ITK-SNAP, 3D SPGR)
Statistics: Normality test / Wilcoxon Sign Rank Test
Δ cartilage volume: Knee cartilage change between the different follow-ups and baseline after therapy
The knee articular cartilage increased in both left knee and right knee after cell therapy at 12 weeks, 24 weeks and 48 weeks, significantly at 48 weeks.

Summary of Clinical Trial I/IIa

CBMG

Safety Assessment:

- No severe adverse events (SAEs);
- Slight pain and swelling at the injection sites which were relieved within 1 week.

Efficacy Assessment:

- NRS-11 and WOMAC improved after 24 and 48 weeks of treatment, although improvement of NRS-11 is not significant at 48 weeks point;
- MRI data demonstrated that cartilage volume of femur and patella increased after 24 and 48 weeks of treatment.
- Bone marrow lesions decreased after 48 weeks of treatment.

Interpretation

- Both animal model and human studies show the promise of haMPC therapy for Osteoarthritis.
- Mechanism of Action is multi-dimensional: trophic anti-inflammatory effect, increase collagen II, and cell engraphment into cartilage.

Acknowledgement

CBMG Team:

Dr. Cheng Xiang Dai

Dr. Wen Wang

Dr. Liang-jing Lv

Dr. Su-ke Li

Dr. Li Zhang

Dr. Xiao-jing Wu

Dr. Ying-qi Zhai

Dr. William (Wei) Cao#

Surgery: Dr. Weiwei Qiao[1]

Histochemistry work:
Drs. Tengfang Zhu[2], Shuyang Wang[2], Deming Ying[3]

Clinical trial:
Drs. Chunde Bao[4#], Liangjing Lv[4], Hui Du[4], Ping Ye[4], Yang Song[4], Jian-rong Xu[4], Xia Deng[4]

1 Animal Facility, Shanghai Medical College, Fudan University
2 Department of Pathology, Shanghai Medical College, Fudan University
3 No.9 Hospital, Shanghai Jiaotong University
4 Renji Hospital, Shanghai Jiaotong University

Bifurcated Platforms

	Technology	Indication /Product	2014	2015	2016	2017	2018	Market size *
Immune Cell	*T Cells*	*Technical service*						~3.5 m new cancer patients per year
	Dendritic Cell	*Technical service*						
	TCR analysis	*Technical service*						
	T Cells	*Cancer(s)***						
	TC-DC	Liver cancer						
Stem Cell	haMPC (autologous)	ReJoin™ for OA						57 m
		Asthma						30 m
		Cartilage Defect						0.3 m

Launched on market
Preclinical
Phase I
Phase II
Phase III

* Market size: number of patients
** Specific cancer type: TBD

Thank You

William.cao@CellBioMedGroup.com